INTERSTATE TAX-EXEMPT FUND

Supplement Dated, December 21, 2004 to the
Statement of Additional Information Dated December 8, 2004

        The second sentence of the first paragraph under the section “How to Buy and Sell Shares - Calculation of Net Asset Value,” which appears on page 20 of the Statement of Additional Information, is amended by deleting the sentence and replacing it with the following:

        “The cut-off time is 5:00 PM Eastern Time for the Primary Fund and 12:00 PM Eastern Time for the Interstate Tax-Exempt Fund.”

        The fourth sentence of the first paragraph under the section “How to Buy and Sell Shares - Purchase of Shares,” which appears on pages 21-22 of the Statement of Additional Information, is amended by deleting the sentence and replacing it with the following:

        “Purchase requests must be received by the Funds, or by an authorized financial intermediary who has a sales agreement with Resrv, by 5:00 PM Eastern Time for the Primary Fund and 12:00 PM Eastern Time for the Interstate Tax-Exempt Fund on days that the Funds are open in order to be effective at the NAV calculated on such day.”